North Capital Treasury Money Market Fund

a series of North Capital Funds Trust

Supplement dated January 29, 2026
to the Prospectus dated August 28, 2025
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The following is added to the prospectus for North Capital Treasury Money Market Fund as the last paragraph under the heading “ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STATEGIES AND RISKS- Principal Investment Strategies” on page 4:

The Fund intends, under normal circumstances, to invest only in certain eligible reserve assets that payment stablecoin issuers are permitted to maintain under the Guiding and Establishing National Innovation for U.S. Stablecoins (“GENIUS”) Act of 2025 and any regulations adopted thereunder. The Fund does not invest in stablecoins.

This Supplement, dated January 29, 2026, and the Prospectus and Statement of Additional Information dated August 28, 2025, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 833-2-NCFUND or 833-262-3863.